Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Coca-Cola Bottling Co. Consolidated (the “Company”) on Form 10-K for the fiscal year ending December 29, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, J. Frank Harrison, III, Chairman of the Board of Directors and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. FRANK HARRISON, III

J. Frank Harrison, III Chairman of the Board of Directors and Chief Executive Officer March 28, 2003